Fees Summary	Jan. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	153,100
Total Transaction Valuation	1,000,000,000
Total Offset Amount	0
Net Fee	$ 153,100